
AUTHENTIC ITALIAN
MAMA MANCINI'S™
An Original Family Recipe

Fall 2014 Recipe for Growing a Mega Brand

Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and other risks identified in the Company's 10-K for the fiscal year ended December 31, 2013 and other filings made by the Company with the Securities and Exchange Commission.

About MamaMancini's





- Rapidly growing Consumer Foods products company focused on:
  - Old World Italian recipes
    - Meatballs & Sauce
    - Pasta Dinners
    - Slow Cooked Italian Sauces
    - Fresh and Frozen Offerings
  - All-natural, no artificial ingredients
  - Highly convenient preparation
  - Great price point

Key Product Attributes

Delicious – Healthy – Convenient – At a Great Price Point


110 CALORIES PER SERVING
96% FAT FREE
MAMAMANCINI'S
An Original Family Recipe
Slow Cooked "Italian Style Sauce" and
8 Turkey Meatballs
GLUTEN FREE
ALL NATURAL
MEATBALLS
Heat and Serve for An Easy Meal
NET WT. 22.0 OZ. (1.37 LBS) · FULLY COOKED · KEEP FROZEN

- Also available MamaMancini's Antibiotic Free Meatballs and Sauce

- Value pricing: $6.99-$7.99 for 22 oz. package
- Great tasting meatballs and sauce
- All natural products
  - No artificial ingredients
  - Gluten free
  - Antibiotic free
- Products can be prepared quickly
  - From freezer to table in minutes

Recipe for Growing a Mega Brand



Increase retail distribution

Currently pitching big-box and club retailers

Growing from 37,000 shelf placements to a goal of 300,000 shelf placements

Build Brand Awareness

Increase Brand Awareness → Higher Sales


Brand Awareness
Current: 15%
Goal: 60%

Expand SKU'S Per Retail Location

Multiple product placements per store

Fresh Deli	Fresh Hot Bar	Fresh Sandwich	Fresh Meat Packaged	Frozen Prepared Meals	Fresh Pasta










MAMAMANCINI'S
Fusilli Pasta and
Slow Cooked Italian Style
Bolognese Sauce



Product Introduction to New Markets

2010 —— 2011 —— 2014 —— Future


ALL NATURAL
MAMAMANCINI'S
Slow Cooked Italian Sauce and
8 Beef Meatballs
Heat and Serve - Just add Pasta for an Easy Meal


MAMAMANCINI'S
8 Beef Meatballs
MAMAMANCINI'S
8 Turkey Meatballs
MAMAMANCINI'S
8 Chicken Meatballs
MAMAMANCINI'S
8 Pork Meatballs



Limitless!

**Expectancy of introduction of products to new markets*

Develop Food Service

- Currently MamaMancini's has a low distribution in the food service industry
- Goal: to grow the the food service industry sector to match or surpass MamaMancini's national/international distribution to supermarkets

U.S.ARMY®

Six Flags®

U.S. AIR FORCE

MARINES
USMC WRIST ARMOR

NYU

BOSTON COLLEGE

Ucla BRUINS

Meatball Obsession

- Fast Service Meatball Kiosks
  - Low cost to build out
  - Minimal labor and training
  - No waste
  - Delicious product
- MamaMancini's is a minority owner
- MamaMancini's is an exclusive supplier
- Meatball Obsession Kiosk Growth
  - Airports, Universities, Stadiums, Workplace, Street Fairs, Hospitals, Food Trucks, Carts
  - Stand alone units within existing fast food restaurants and food courts
  - 5 locations Q3 2014
  - 7 locations in Q1 2015
  - Goal is 200 units in 30 months
  - Potential national chain of over 1000 units
  - (Opportunity to have over 60 million trials at that level)


MEATBALL
OBSESSION

Daniel Mancini: Brand Evangelist

- Daniel interacts with MamaMancini's customers at demonstrations, roadshows, radio and with social media




Mama Mancinis
Mama Mancinis
Grandma Style Rustic Minestrone.
Break the rules and make a recipe like Grandma would.
I add escarole to mine simply because I love it :)
oh and white beans too!
•6 cloves of garlic chopped
•2 medium size onions chopped
•4 carrots chopped
•2 cups red potatoes cut into small cubes...Continue Reading

Facebook Social Media Statistics	
Week of 11/4/14	
Page Likes	143,205
Post Reach	38,914
New Page Likes	2,242
Total Post Reach	70,029
Engagement	
People Engaged	6,933
Likes	3,459
Comments	394
Shares	1,322
Post Clicks	6,540
Grandma Style Minestrone	
Post Reach	6,900
Comments and Shares	526

Execute Aggressive Advertising Campaign

Focus on radio and social media content

Current Reach


OPRAH RADIO
CNN RADIO
FOX NEWS radio
ESPN RADIO
MARTHA
MARTHA STEWART LIVING RADIO
SIRIUS SATELLITE RADIO

20%

Goal Reach


OPRAH RADIO
CNN RADIO
FOX NEWS radio
ESPN RADIO
MARTHA
MARTHA STEWART LIVING RADIO
SIRIUS SATELLITE RADIO

80%

MMMB Highlights

- All-natural product in a growing category
  - Outstanding nutritional profile
  - From freezer to table in minutes
- Experienced and proven management
  - Previously develop a major food brand that is still in stores today.
  - Created mass retail distribution channel
  - Successfully executed aggressive advertising and marketing campaign to establish a new food brand.
- Recent financing and new line of credit to support aggressive growth:
  - Focus on increasing distribution
  - Developing new products
  - Creating brand identity





Growth Strategy: *Distribution*

- MamaMancini's has 11,100 retail locations
- 4,060 new locations in 2014



Tyson
PERDUE
LOVE TO SAVE HERE.
Sunday Sauce and 6 Large Turkey Meatballs
Sunday Sauce and 4 Mild Italian Sausages



Retail Locations
12,000
10,000
8,000
6,000
4,000
2,000
0
7,040
11,100*
Dec 2013
Oct 2014*

*Estimated at end of third quarter 2014

Growth Strategy: *Distribution*

Publix
Kroger
Giant Eagle
A&P
Costco Wholesale
Walmart
BI-LO
Whole Foods Market
Harris Teeter
Your Neighborhood Food Market
ingles
Albertsons
King Kullen
Price Chopper
shaw's
MDI
ShopRite
Save Mart Supermarkets
the chefs warehouse
The Fresh Market
Jewel
Winn Dixie

Growth Strategy: *Expand Retail Distribution*

Name	Total # of Locations	Current # of Locations*	Opportunity for Growth
Wal-Mart	4,000	1100	2,900
Kroger	2,500	550	1,950
Albertson's	1,525	450	1,075
Super Value	2,000	600	1,400
Safeway	1,500	0	1,500
Hannaford	1,600	0	1,600
AWG	2,000	600	1,400
Costco	570	190	380
Sam's Club	640	0	640
Target	2,000	0	2,000
Trader Joe's	360	0	360
Nash-Finch	2,000	500	1,500
BJ's	200	0	200
Whole Foods	374	150	224
Others	10,731	6,960	3,771
Total	*32,000*	*11,100*	*20,900*



Retail Locations vs. Market
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
11,100
32,000*
Outstanding growth potential
Current*
Market Opportunity

*Estimated at end of third quarter 2014

Increase Retail Distribution

- Currently pitching big-box and club retailers
- Growing from an estimated 35%* penetration to a goal of 80%



35%
COSTCO
WHOLESALE
2746
80%

Growth Strategy: Increase Shelf Placements

- Active retail locations currently stock 3.36 MamaMancini's SKUs
  - Up from 3.03 SKUs in Q1 2014
  - Short-term goal: 5 SKUs per location
  - Longer-term goal: 10 SKUs per location
- Total of 37,000+ shelf placements*
  - Up from 22,640 in Q4 2013
- Goal: 300,000 shelf placements





Shelf Placements
40,000
30,000
20,000
10,000
0
22,640
37,000
Dec 2013
Oct 2014

*Estimated at end of third quarter 2014

Growth Strategy: *Fresh Deli / Restaurants*

- Company is developing fresh deli and restaurant opportunity
- Fresh deli is one of fastest growing areas for grocery chains
- Goal is to get products stocked in multiple grocery store sections
- Opportunity for restaurants to utilize and brand their products with MamaMancini's


MAMA MANCINI'S
BEEF MEATBALLS



Growth Strategy: *Introduce New Products*

New product offerings in for 2014:

- Gluten-Free Slow Cooked Italian Sauce and Beef Meatballs;
- Gluten-Free Slow Cooked Italian Sauce and Turkey Meatballs;
- Mac 'n Mama's® (Rigatoni with Crushed Meatballs and Sauce and Cheeses);
- Slow Cooked Italian Sauce and Antibiotic-Free Beef Meatballs;
- Slow Cooked Italian Sauce and Antibiotic-Free Turkey Meatballs;
- Five Cheese Stuffed Meatballs and Sauce;
- World's Best Bolognese Sauce
- Chicken Parmagiana Style Stuffed Meatballs and Sauce
- Chicken Florentine Style Stuffed Meatballs and Sauce


MAMA MANCINI'S
Orecchiette with Broccoli
and Pork Meatballs
ALL NATURAL


MAMA MANCINI'S
Mac 'n Mamas
ALL NATURAL


MAMA MANCINI'S
Slow Cooked Italian Sauce
8 Gluten Free Beef Meatballs
GLUTEN FREE

Growth Strategy: *Create Brand Awareness*

- TV / Radio
  - *Satellite & Traditional Radio*
  - *News and Food Channels*
- Social Media
  - *Key Target--Under 40 market-- buys 35% of prepared meals*
  - *SEO Optimization, Twitter, Pinterest*
  - *Facebook, YouTube*
  - *Brand Ambassadors, affiliated marketers*
  - *Blog Groups/News*
  - *Sweepstakes*
- Billboards
- Consumer PR
- Targeted Coupons


MAMA MANCINI'S


MAMA MANC NI'S
THE MEATBALL LOV R'S MEATBALL (and sauce too!)

CNN RADIO

OPRAH RADIO

MARTHA
MARTHA STEWART LIVING RADIO

ESPN RADIO

People

FOX 5 NEW YORK

FOX NEWS radio

food network

TODAY'S KITCHEN

Growth Strategy: *Target Millennials*

Millenial shoppers are the forefront of the new American appetite

- Shopper today believe that food is the foundation of health + wellness'
- Millennials are a generation comfortable with outsourcing their cooking
- Modern eating, aligned with freshness, and immediate consumption, presents a tremendous opportunity for fresh perimeter departments to deliver on shopper's priorities





** IDDBA Engaging the Evolving Shopper: Serving the New American Appetite*

Growth Strategy: *Expand Retail Locations*

- 200,000 more locations to serve MamaMancini's
  - Convenience Stores
  - Drug Stores
  - Mass Merchants
  - Petrol Stations

- Special Development Project to be undertaken in 2015

International and Export Potential of World Wide Mega Brand

Everyone love's MamaMancini's because they love Italian food all over the world.

Today's Market Distribution	Future Market Distribution
	

Manufacturing Capabilities (Third Party)

- Company manufactures via a third party's USDA inspected facility located in East Rutherford, NJ
  - SQF Level 2 Certified HAACP Approved
  - Frozen Plant w/ Flash Freezing Technology
  - Three production lines
  - Exceptional Customer Service
- New automated systems recently installed; expected to lower labor costs
- Additional gross margin expansion opportunities exist
  - Current margins: 30%
  - Goal 40%




MAMAMANCINI'S
16 Beef Meatballs
ALL NATURAL
2.75 lbs of Sauce and Meatballs
Twin Pack - Heat and Serve - Just Add Pasta for an Easy Meal!

All Natural Ingredients



MAMAMANCINI'S BEEF MEATBALL INGREDIENTS:
Ground Beef, Breadcrumbs (unbleached wheat flour, dextrose, yeast salt), Pecorino Romano Cheese (pasteurized sheep's milk, cheese, culture, enzymes), Whole Eggs, Onion, Parsley, Salt, Pepper. Contains: Wheat, Milk, & Egg Ingredients.

MAMAMANCINI'S SAUCE INGREDIENTS:
Italian Plum Tomatoes, Onion, Olive Oil, Garlic, Bay Leaves, Salt, Pepper

COMPETITOR BEEF MEATBALL INGREDIENTS:
Beef, **Water**, **Textured Soy Protein Concentrate** (**Soy Protein Concentrate**, **Caramel Coloring**), Eggs, Contains less than 2% of the Following: Romano Cheese (Sheep's Milk, Rennet, Salt), **Dehydrated** Onion, Pepper, Garlic Powder, Parsley, Spices, Flavorings, **Corn Syrup Solids**, Bread Crumbs (Enriched Flour [Containing: Wheat, Flour, Niacin, **Reduced Iron**, **Thiamine Mononitrate**, **Riboflavin** and Folic Acid], **Corn Syrup**, **Sugar**, Vegetable Shortening [One or more of the Following: **Hydrogenated Soybean** and/or Cottonseed Oil], Salt, Yeast, **Whey**, **Soy Flour**, Dough Conditioner [**Sodium Stearoyl**, **2 *Lactylate***], ***Calcium Propionate***), ***Soy Protein Concentrate***, ***Salt***, ***Sodium Tripolyphosphate.***

All Natural Products

All Natural Ingredients → No TVP → No Fillers (i.e. Soy Flour)



Healthy Eating


MAMAMANCINI'S
An Original Family Recipe
HEAT AND SERVE
Slow Cooked Italian Sauce and
8 Turkey Meatballs
JUST ADD PASTA FOR AN EASY MEAL!
ALL NATURAL

- 5oz. Serving of turkey meatballs and sauce
- 110 calories
- 9 grams of protein
- 96% fat free
- High in antioxidants


ALL NATURAL
MAMA MANCINI'S
An Original Family Recipe
Slow Cooked Italian Sauce and
8 Beef Meatballs
Heat and Serve · Just add Pasta for an Easy Meal
NET WT 22.0 OZ. (624g) • FULLY COOKED • KEEP FROZEN

Nutrition Facts

Serving Size 2 Meatballs & ½ Cup of Sauce (142g)
Servings Per Container APPROXIMATELY 4

Amount Per Serving	
Calories 140	Calories from Fat 80
	% Daily Value*
Total Fat 9g	**14**%
Saturated Fat 4g	**20**%
Trans Fat 0g	
Cholesterol 30mg	**10**%
Sodium 450mg	**19**%
Total Carbohydrate 6g	**2**%
Dietary Fiber 1g	**5**%
Sugars 4g	
Protein 9g	

Vitamin A 10%	Vitamin C 2%
Calcium 6%	Iron 8%

*Percent Daily Values are based on a 2,000 calorie diet. Your Daily Values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less then	65g	80g
Sat Fat	Less then	20g	25g
Cholesterol	Less then	300g	300g
Sodium	Less then	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 · Carbohydrate 4 · Protein 4


MAMA MANCINI'S
An Original Family Recipe
Mac n' Mamas™
Penne Pasta Mixed with an Italian Style Tomato Meat Sauce with Mozzarella and Ricotta Cheese
ALL NATURAL
Heat and Serve for An Easy Meal

Nutrition Facts

Serving Size 10oz. (283g)
Servings Per Container APPROXIMATELY 2

Amount Per Serving	
Calories 480	Calories from Fat 120
	% Daily Value*
Total Fat 14g	**22**%
Saturated Fat 7g	**36**%
Trans Fat 0g	
Cholesterol 40mg	**14**%
Sodium 580mg	**24**%
Total Carbohydrate 70g	**24**%
Dietary Fiber 4g	**14**%
Sugars 6g	
Protein 20g	

Vitamin A 40%	Vitamin C 0%
Calcium 20%	Iron 16%

*Percent Daily Values are based on a 2,000 calorie diet. Your Daily Values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less then	65g	80g
Sat Fat	Less then	20g	25g
Cholesterol	Less then	300g	300g
Sodium	Less then	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 · Carbohydrate 4 · Protein 4


MAMA MANCINI'S
An Original Family Recipe
Orecchiette Pasta with
Broccoli and Pork Meatballs
with Fennel & Red Pepper Flakes
ALL NATURAL
Heat and Serve for An Easy Meal

Nutrition Facts

Serving Size 10oz. (283g)
Servings Per Container APPROXIMATELY 2

Amount Per Serving	
Calories 600	Calories from Fat 240
	% Daily Value*
Total Fat 28g	**44**%
Saturated Fat 8g	**40**%
Trans Fat 0g	
Cholesterol 40mg	**14**%
Sodium 900mg	**38**%
Total Carbohydrate 66g	**22**%
Dietary Fiber 4g	**16**%
Sugars 4g	
Protein 22g	

Vitamin A 0%	Vitamin C 0%
Calcium 8%	Iron 20%

*Percent Daily Values are based on a 2,000 calorie diet. Your Daily Values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less then	65g	80g
Sat Fat	Less then	20g	25g
Cholesterol	Less then	300g	300g
Sodium	Less then	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 · Carbohydrate 4 · Protein 4


MAMA MANCINI'S
An Original Family Recipe
Stuffed Meatballs
with Five Cheese Center
Slow Cooked Italian Sauce and
16 Stuffed Beef Meatballs
ALL NATURAL
Heat and Serve for An Easy Meal

Nutrition Facts

Serving Size 2 Meatballs & ½ Cup of Sauce (142g)
Servings Per Container 4

Amount Per Serving	
Calories 200	Calories from Fat 130
	% Daily Value*
Total Fat 14g	**22**%
Saturated Fat 7g	**35**%
Trans Fat 0.5g	
Cholesterol 40mg	**13**%
Sodium 500mg	**21**%
Total Carbohydrate 6g	**2**%
Dietary Fiber 2g	**7**%
Sugars 2g	
Protein 11g	

Vitamin A 8%	Vitamin C 0%
Calcium 10%	Iron 8%

*Percent Daily Values are based on a 2,000 calorie diet. Your Daily Values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less then	65g	80g
Sat Fat	Less then	20g	25g
Cholesterol	Less then	300g	300g
Sodium	Less then	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 · Carbohydrate 4 · Protein 4

Financial Highlights

- Estimated revenue for the 3rd Q ended Oct 31 2014 was approximately $3.7 M compared to $2.2 M in the comparable period of the prior year, an increase of 71%
- Revenue for the fiscal year ended 2013 was $8.7M, which represented an increase of 89% compared to $4.6 M in the prior year.
- MamaMancini's expects products will be carried on approximately 37,000 shelves in supermarkets and club stores throughout North America at the end of third quarter 2014 compared to 12,000 in the third quarter last year.
- Expect to be in 11,100 distribution locations at the end of the third quarter 2014.
- Secured $3.1 million credit facility in Sept. 2014 to increase production on inventory and finance accounts receivable.

Key Financial Information





- Ticker Symbol: MMMB (OTCQB)
- Stock Price: $2.00*
- Shares Outstanding: approx. 25.8M
- Market Cap: $51.6M*
- Net Working Capital: $3.1M (a/o July 31, 2014)
- Long-term bank debt: $0
  - Recently approved $3.1 million line for working capital purposes
- Insider ownership: Approximately 52%

**as of 10/5/14 and Market Cap 51.6M*

Revenue Growth


$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$3.7 M
$4.6 M
$8.7 M
Dec 2011
Dec 2012
Dec 2013

Proven Management



Carl Wolf
Chairman of the Board of Directors and Chief Executive Officer

Carl has over 35 years of experience in the management and operations of companies in the food industry. Mr. Wolf has served as Chief Executive Officer and Chairman of the Board of MamaMancini's from February 2010 through the Present. Mr. Wolf was the founder, majority shareholder, Chairman of the Board, and CEO of Alpine Lace Brands, Inc., a public company with over $125 million in wholesale sales. He also founded, managed, and sold MCT Dairies, Inc., a $60 million international dairy component resource company. Other experience in the food industry includes his role as Co-chairman of Saratoga Beverage Company, a publicly traded (formerly NASDAQ: TOGA) bottled water and fresh juice company prior to its successful sale to a private equity firm. Mr. Wolf served an advisor to Mamma Sez Biscotti, a snack and bakery product company (which was sold in a later period to Nonnis, the largest biscotti company in the United States) from 2002 to 2004. Previously he served as Director and on the Audit and Development committees of American Home Food Products, Inc. a publically traded marketer Artisanal Brand Cheeses, from 2007 to 2009. Mr. Wolf also served as Chairman of the Board of Media Bay a publically traded direct seller of spoken word through its audio book club and old time radio classic activities and download spoken content, from 2002 to 2004. Mr. Wolf received his B.A. in 1965 from Rutgers University and his M.B.A. in 1966 from the University of Pittsburgh.



Matthew Brown
Chief Operating Officer

Matt has over 19 years of experience in the sales and marketing of products in the food industry. Beginning in February 2010 through the present, he has served as President of MamaMancini's. From April 2001 until January of 2012, he served as the President of Hors D'oeuvres Unlimited, overseeing the day to day operations of their food manufacturing business. He previously worked as a marketing associate from September 1993 to December 1998 at Kraft Foods, Inc., where he dealt with numerous aspects of the company's marketing of their food products. Mr. Brown received his B.A. from the University of Michigan in 1991 and his M.B.A. from the University of Illinois in 1993.



AUTHENTIC ITALIAN

MamaMancini's™

An Original Family Recipe

MamaMancini's Holdings Inc.
(OTCQB: MMMB)

Corporate Presentation
Fall 2014